Exhibit (c)(3)

---------------------------------
            Organic
       1Q 2002 Budgeting
         November, 2001
---------------------------------

                  ==================================================================================================
                          NY        SF         DET        US         TOR        LON        BRA       INT'L     Total
                  ==================================================================================================
Revenues                 2.5        1.9        4.5        8.9        1.4        1.0        0.2        2.6       11.5

COS                      1.5        0.9        1.8        4.2        0.6        0.6        0.1        1.3        5.5

                  --------------------------------------------------------------------------------------------------
Gross Margin             1.0        1.0        2.7        4.7        0.8        0.4        0.1        1.3        6.0
   Gross Margin %         40%        53%        60%        53%        57%        44%        50%        52%        53%

SG&A                     1.6        1.5        2.5        5.6        0.8        0.9        0.2        1.9        7.5

                  --------------------------------------------------------------------------------------------------
  PBT                   -0.6       -0.5        0.2       -0.9        0.0       -0.4       -0.1       -0.5       -1.5
                  --------------------------------------------------------------------------------------------------

New Cash Restructuring Charges and Investment Bankers Fee                                                        0.5

---------------------------------
            Organic
       1Q 2002 Budgeting
        November, 2001
---------------------------------

                                      ======================================================================
                                         NY     SF      DET     US      TOR     LON     BRA    INT'L   Total
                                      ======================================================================
Revenues                                3.0     2.3     4.8    10.1     1.6     1.1     0.2     2.9    13.0

COS                                     1.5     0.9     1.8     4.2     0.6     0.6     0.1     1.3     5.5

                                      ----------------------------------------------------------------------
Gross Margin                            1.5     1.4     3.0     5.9     1.0     0.5     0.1     1.6     7.5
   Gross Margin %                        50%     61%     63%     58%     63%     49%     50%     57%     58%

SG&A                                    1.7     1.6     2.4     5.6     0.8     0.9     0.2     1.9     7.5

                                      ----------------------------------------------------------------------
  PBT                                  -0.2    -0.2     0.6     0.3     0.2    -0.3    -0.1    -0.2     0.0
                                      ----------------------------------------------------------------------

New Cash Restructuring Charges and Investment Bankers Fee                                               0.5
                                                                                                       ----
EBIT (w/o Cheap Stock &                                                                                -0.5
Loan Fee Amortization)

Cheap Stock Amortiz.                                                                                    1.0

Loan Facility. Amortiz.                                                                                 1.5
                                                                                                       ----
EBIT (w/ Cheap Stock & Loan Fee Amortization).                                                         (3.0)

Estimated Interest Income                                                                               0.2

Other non-EBIT expenses                                                                                 0.1
                                                                                                       ----
Net Income (Loss) with Interest (tax rate of 0% assumed).                                              (2.9)
                                                                                                       ====

                                  Organic, Inc.
                        Quarterly Budgeted Balance Sheets
                              Actuals and Forecasts

                                                      Actual          Actual            Actual          Forecast         Forecast
                                                  March 31, 2001   June 30, 2001    Sept. 30, 2001   Dec. 31, 2001    March 31, 2002
                                                  --------------   -------------    --------------   -------------    -------------
Current Assets:
   Cash and Cash Equivalents                      $  43,734,351    $  27,579,199    $  21,109,555    $  17,380,440    $  14,908,258
   Accounts Receivable, Net                           6,164,439       10,169,374        8,512,295        5,515,519        5,400,519
   Costs in Excess of Billings                        2,590,322        1,564,976        2,073,737        1,277,778        1,277,778
   Deposits, Prepaid Expenses and
    Other Current Assets                              3,914,228        2,776,875        1,490,061        1,236,558        1,174,730
                                                  -------------    -------------    -------------    -------------    -------------
     Total Current Assets                            56,403,340       42,090,424       33,185,648       25,410,295       22,761,285

Property and Equipment, Net                          21,774,258       20,418,460       16,074,517       14,414,658       13,014,658
Long Term Investments in
 Marketable Securities                                  258,349          341,743          308,693          308,693          308,693
Deferred Bank Facility Charge, Net                    8,571,176        7,058,615        5,546,055        4,034,055        2,522,055
Other Long Term Assets                                  757,927          658,232          512,309          486,694          462,359
                                                  -------------    -------------    -------------    -------------    -------------
     Total Assets                                 $  87,765,050    $  70,567,474    $  55,627,222    $  44,654,395    $  39,069,050
                                                  =============    =============    =============    =============    =============

Current Liabilities:
   Accounts Payable                               $   1,417,740    $   2,095,933    $   1,452,571    $   1,452,571    $   1,379,942
   Current Portion of Long Term Debt                    260,052          189,454          106,379           36,440           14,609
   Accrued Expenses & Deferred Rent                  24,977,503       22,958,153       24,093,447       17,353,296       15,289,202
   Deferred Revenue                                   6,561,057        7,424,902        7,277,533        5,111,111        5,111,111
                                                  -------------    -------------    -------------    -------------    -------------
     Total Current Liabilities                       33,216,352       32,668,442       32,929,930       23,953,418       21,794,864

Long Term Debt, Net of Current Portion                   11,027               --               --               --               --
Other Non-Current Liabilities                            56,825           45,936           36,553           31,462           16,671
                                                  -------------    -------------    -------------    -------------    -------------
     Total Liabilities                               33,284,204       32,714,378       32,966,483       23,984,880       21,811,535

Stockholders' Equity:
   Common Stock                                           9,000            9,000            9,000            9,000            9,000
   Additional Paid in Capital                       256,739,646      252,443,026      240,719,265      240,719,265      240,719,265
   Notes Receivable from Stockholders                (4,419,618)      (4,186,768)      (2,985,371)      (2,985,371)      (2,985,371)
   Deferred Stock-Based Compensation                (20,967,479)     (15,241,579)      (8,354,279)      (7,354,279)      (6,354,279)
   Accumulated Other Comprehensive Income            (1,003,901)        (908,353)      (1,080,685)      (1,080,685)      (1,080,685)
   Accumulated Deficit                             (175,876,802)    (194,262,230)    (205,647,191)    (208,638,415)    (213,050,415)
                                                  -------------    -------------    -------------    -------------    -------------
     Total Stockholders' Equity                      54,480,846       37,853,096       22,660,739       20,669,515       17,257,515
                                                  -------------    -------------    -------------    -------------    -------------
     Total Liabilities and
      Stockholders' Equity                        $  87,765,050    $  70,567,474    $  55,627,222    $  44,654,395    $  39,069,050
                                                  =============    =============    =============    =============    =============

                                  Organic, Inc.
                   Quarterly Budgeted Statements of Cash Flows
                              Actuals and Forecast

                                              Actual         Actual         Actual        Forecast       Forecast       Forecast
                                                Q1             Q2             Q3             Q4          FY 2001         Q1 2002
                                           ------------   ------------   ------------   ------------   ------------   ------------
Cash Flows From Operating Activities:
   Net Income (loss)                       $(45,976,647)  $(18,385,428)  $(11,384,961)  $ (2,991,224)  $(78,738,260)  $ (4,412,000)
   Depreciation and Amortization              2,826,486      2,308,000      1,975,000      1,821,758      8,931,244      1,600,000
   Amortization of Loan Facility              1,512,560      1,512,561      1,512,560      1,512,000      6,049,681      1,512,000
   Amortization of Deferred Compensation       (480,900)     1,659,130     (3,685,560)     1,000,000     (1,507,330)     1,000,000
   Loss on Disposal of PP&E                  13,750,510        350,000      2,584,993             --     16,685,503             --
   Loss on Write-Off of Investments           1,256,374        593,047             --             --             --
   Allowance for Bad debts                      (35,067)            --       (129,017)       150,000        (14,084)       115,000
   Changes in Assets and Liabilities:
     Chg. in A/R                             12,519,784     (4,004,935)     1,786,096      2,846,776     13,147,721             --
     Chg in Costs in Excess of Billings      (1,177,193)     1,025,346       (508,761)       795,959        135,351             --
     Chg. in Other Assets                      (293,291)     1,237,048      1,432,737        279,119      2,655,613         86,163
     Chg. in A/P & Accruals                     732,951     (2,237,248)       482,549     (6,745,243)    (7,766,991)    (2,151,514)
     Chg. in Unearned Revenue                (5,832,515)       863,845       (147,369)    (2,166,422)    (7,282,461)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------
        Cash Provided By (Used In)
         Operating Activities               (21,196,948)   (15,078,634)    (6,081,733)    (3,497,277)   (45,854,592)    (2,250,351)
                                           ------------   ------------   ------------   ------------   ------------   ------------

Cash Flows From Investing Activities:
   PP&E purchases (net)                      (4,522,807)      (417,000)      (183,000)      (161,899)    (5,284,706)      (200,000)
   Purchase of Short Term Investments                --       (500,000)            --             --       (500,000)            --
   Other Investing Activity                    (306,072)            --             --             --       (306,072)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------
        Cash Provided By (Used In)
         Investing Activities                (4,828,879)      (917,000)      (183,000)      (161,899)    (6,090,778)      (200,000)
                                           ------------   ------------   ------------   ------------   ------------   ------------

Cash Flows From Financing Activities:
   Proceeds-Common Option and ESPP              198,062         25,000         50,496             --        273,558             --
   Payments of Current Portion of LT Debt       (69,399)       (70,598)       (83,075)       (69,939)      (293,011)       (21,831)
   Repayments of Notes to/from SHs              (89,238)        13,000             --             --        (76,238)            --
   Payments of long-term Debt                   (10,803)       (11,027)            --             --        (21,830)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------
        Cash Provided By (Used In)
         Financing Activities                    28,622        (43,625)       (32,579)       (69,939)      (117,521)       (21,831)

        Effect of Exchange Rate Changes
         on Cash and Cash Equivalents          (375,412)       (80,893)      (172,332)            --       (628,637)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------
Total Changes in Cash and Cash
 Equivalents                                (26,372,617)   (16,120,152)    (6,469,644)    (3,729,115)   (52,691,528)    (2,472,182)

Cash and Cash Equivalents at
 Beginning of Period                         70,106,968     43,734,351     27,614,199     21,144,555     70,106,968     17,380,440
                                           ------------   ------------   ------------   ------------   ------------   ------------
Cash and Cash Equivalents at
 End of Period                             $ 43,734,351   $ 27,614,199   $ 21,144,555   $ 17,415,440   $ 17,415,440   $ 14,908,258
                                           ============   ============   ============   ============   ============   ============

-------------------------                                                             Balanced         Balanced       Balanced
       Organic, Inc.                                                              ----------------------------------------------
        Cash Flows                                                  --------------     Cash &           Trade            A/R
         3/31/2001                                                    Chk Total       ST Invs.           A/R          Allowance
-------------------------                                           ------------------------------------------------------------
           March 31, 2001                                                    --     43,734,351       8,713,345       (2,548,906)
        December 31, 2000                                                    --     70,106,968      21,233,129       (2,583,973)
                                                                                 ==============================================
                                                                                   (26,372,617)    (12,519,784)          35,067
                                                                                 ==============================================
OPERATING ACTIVITIES

Net Income (loss)                                     (45,976,647)                          --              --               --
Depreciation and Amortization                           2,826,486                           --              --               --
Amortization of Loan Facility                           1,512,560
Amortization of Deferred Compensation                    (480,900)
Loss on write off of PP&E                              13,750,510
Loss on write off of Investments                        1,256,374
Allowance for Bad debts                                   (35,067)                          --              --          (35,067)
Changes in Assets and Liabilities:

   Chg. in A/R                                         12,519,784                           --      12,519,784               --
   Chg in Costs in Excess of Billings                  (1,177,193)                          --              --               --
   Chg. in Other Assets                                  (293,291)                                          --               --
   Chg. in A/P & Accruals                                 732,951                                           --               --
   Chg. in Unearned Revenue                            (5,832,515)                          --              --               --
                                                      -----------
Operating Activities                                  (21,196,948)
                                                      -----------
INVESTING ACTIVITIES
PP&E purchases (net)                                   (4,522,807)                          --              --               --
Sales of Short Term Investments                                --
Other                                                    (306,072)                          --              --               --
                                                      -----------
Investing Activities                                   (4,828,879)
                                                      -----------

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                           198,062                           --              --               --
Payments of Current Portion of LT Debt                    (69,399)                          --              --               --
Net Repurchases (net of Repayments)
   of Notes from SHs                                      (89,238)
Payments of Long-Term Debt                                (10,803)                          --              --               --
                                                      -----------
Financing Activities                                       28,622
                                                      -----------
Effect of FX on Cash                                     (375,412)

Termination of Options Granted                                 --
Repurchase of Shares Issued for Notes                          --
                                                      -----------
                                                               --
                                                      -----------
Total Changes  in Cash                                (26,372,617)
                                                                                 ----------------------------------------------
BoY Cash                                               70,106,968                           --      12,519,784          (35,067)
                                                      -----------                ----------------------------------------------
Calc EoY CASH                                          43,734,351
Actual EoY Cash                                        43,734,351
                                                      -----------     ---------------
    Unloc.Diff.                                                --     Difference>>>>>                       --               --
                                                    =============--------------------------------------------------------------



-------------------------                                Balanced            Balanced          Balanced           Balanced
       Organic, Inc.                                  ---------------------------------------------------------------------
        Cash Flows                                       Costs in            Prepaids            PP&E               Accum
         3/31/2001                                      Exc. Of Bi.           & Other           Gross               Depre.
-------------------------                             ---------------------------------------------------------------------
           March 31, 2001                                2,590,322          3,914,228         31,399,109         (9,624,851)
        December 31, 2000                                1,413,129          3,376,925         45,059,634        (11,291,123)
                                                      ---------------------------------------------------------------------
                                                         1,177,193            537,303        (13,660,525)         1,666,272
                                                      =====================================================================
OPERATING ACTIVITIES

Net Income (loss)                                               --                 --                 --                 --
Depreciation and Amortization                                   --                 --                 --          2,766,550
Amortization of Loan Facility
Amortization of Deferred Compensation
Loss on write off of PP&E                                                                     18,183,332         (4,432,822)
Loss on write off of Investments
Allowance for Bad debts                                         --                 --                 --                 --
Changes in Assets and Liabilities:
   Chg. in A/R                                                  --                 --                 --                 --
   Chg in Costs in Excess of Billings                   (1,177,193)                --                 --                 --
   Chg. in Other Assets                                         --           (537,303)                --
   Chg. in A/P & Accruals                                       --                 --                 --                 --
   Chg. in Unearned Revenue                                     --                 --                 --                 --
                                                                --                 --                 --                 --
Operating Activities

INVESTING ACTIVITIES
PP&E purchases (net)                                            --                 --         (4,522,807)                --
Sales of Short Term Investments
Other                                                           --                 --                 --                 --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                 --                 --                 --                 --
Payments of Current Portion of LT Debt                          --                 --                 --                 --
Net Repurchases (net of Repayments)
   of Notes from SHs
Payments of Long-Term Debt                                      --                 --                 --                 --
Financing Activities

Effect of FX on Cash

Termination of Options Granted
Repurchase of Shares Issued for Notes

Total Changes  in Cash
                                                      ---------------------------------------------------------------------
BoY Cash                                                (1,177,193)          (537,303)        13,660,525         (1,666,272)
                                                      ---------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                                  --                 --                 --                 --
                                                      ---------------------------------------------------------------------


-------------------------                                      -           Balanced            -         Balanced        Balanced
       Organic, Inc.                                     --------------------------------------------------------------------------
        Cash Flows                                          LT Invs.      Def. Bank         Other LT       Trade          Accrued
         3/31/2001                                        In Mkt. Sec.    Facl Chg.          Assets         A/P            Liab.
-------------------------                                --------------------------------------------------------------------------
           March 31, 2001                                   258,349        8,571,176        757,927     (1,417,740)     (24,977,503)
        December 31, 2000                                 1,767,003       10,083,736        342,588     (3,413,950)     (22,238,347)
                                                         --------------------------------------------------------------------------
                                                         (1,508,654)      (1,512,560)       415,339      1,996,210       (2,739,156)
                                                         ==========================================================================
OPERATING ACTIVITIES

Net Income (loss)                                                                                --               --             --
Depreciation and Amortization                                                                59,936               --             --
Amortization of Loan Facility                                              1,512,560
Amortization of Deferred Compensation
Loss on write off of PP&E
Loss on write off of Investments                          1,256,374
Allowance for Bad debts                                                                          --               --             --
Changes in Assets and Liabilities:

   Chg. in A/R                                                                                   --               --             --
   Chg in Costs in Excess of Billings                                                            --               --
   Chg. in Other Assets                                                                     244,012               --             --
   Chg. in A/P & Accruals                                                                                 (1,996,210)     2,739,156
   Chg. in Unearned Revenue                                                                      --               --             --
                                                                                                 --               --             --
Operating Activities

INVESTING ACTIVITIES
PP&E purchases (net)                                                                                            --               --
Sales of Short Term Investments
Other                                                                                       (90,650)              --             --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                                                  --               --             --
Payments of Current Portion of LT Debt                                                           --               --             --
Net Repurchases (net of Repayments)
   of Notes from SHs
Payments of Long-Term Debt
                                                                                                 --               --             --
Financing Activities

Effect of FX on Cash

Termination of Options Granted
Repurchase of Shares Issued for Notes

Total Changes  in Cash
                                                         --------------------------------------------------------------------------
BoY Cash                                                  1,256,374        1,512,560        213,298     (1,996,210)       2,739,156
                                                         --------------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                             (252,280)              --        628,637             --               --
                                                         --------------------------------------------------------------------------



-------------------------                                   Balanced         Balanced        Balanced       Balanced      Balanced
       Organic, Inc.                                       ------------------------------------------------------------------------
        Cash Flows                                           Current         Unearned       Non-Current    Non-Current    Minority
         3/31/2001                                              NP            Revenue            NP        Other Liabs.   Interest
-------------------------                                  ------------------------------------------------------------------------
           March 31, 2001                                   (260,052)       (6,561,057)       (11,027)       (56,825)            --
        December 31, 2000                                   (329,451)      (12,393,572)       (21,830)       (66,820)      (215,422)
                                                           ========================================================================
                                                              69,399         5,832,515         10,803          9,995        215,422
                                                           ========================================================================
OPERATING ACTIVITIES

Net Income (loss)                                                 --                --                                           --
Depreciation and Amortization                                     --                --                                           --
Amortization of Loan Facility
Amortization of Deferred Compensation
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                           --                --                                           --
Changes in Assets and Liabilities:

   Chg. in A/R                                                    --                --                                           --
   Chg in Costs in Excess of Billings                             --                --                                           --
   Chg. in Other Assets                                           --                --                                           --
   Chg. in A/P & Accruals                                         --                --                        (9,995)            --
   Chg. in Unearned Revenue                                       --        (5,832,515)                                          --
                                                                  --                --                                           --
Operating Activities

INVESTING ACTIVITIES
PP&E purchases (net)                                              --                --
Sales of Short Term Investments
Other                                                             --                --                                     (215,422)
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                   --                --                                           --
Payments of Current Portion of LT Debt                       (69,399)               --                                           --
Net Repurchases (net of Repayments)
   of Notes from SHs
Payments of Long-Term Debt                                                                    (10,803)
                                                                  --                --                                           --
Financing Activities

Effect of FX on Cash

Termination of Options Granted
Repurchase of Shares Issued for Notes

Total Changes  in Cash
                                                           ------------------------------------------------------------------------
BoY Cash                                                     (69,399)       (5,832,515)       (10,803)        (9,995)      (215,422)
                                                           ------------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                                    --                --             --             --             --
                                                           ------------------------------------------------------------------------



-------------------------                                -         Balanced          -        Balanced         -         Balanced
       Organic, Inc.                               --------------------------------------------------------------------------------
        Cash Flows                                                                                          Unrealized
         3/31/2001                                    Capital      Notes From    Deferred    Cumulative     Loss (Gain)  Retained
                                                       Stock      Shareholders     Comp.     Transl. Adj.   on ST Inv.   Earnings
-------------------------                          --------------------------------------------------------------------------------
           March 31, 2001                          (256,748,646)    4,419,618    20,967,479    827,460       176,441    175,876,802
        December 31, 2000                          (268,876,985)    4,681,817    33,090,180    452,048       (75,839)   129,900,155
                                                   --------------------------------------------------------------------------------
                                                     12,128,339      (262,199)  (12,122,701)   375,412       252,280     45,976,647
                                                   ================================================================================
OPERATING ACTIVITIES

Net Income (loss)                                            --                                                         (45,976,647)
Depreciation and Amortization                                --                                                                  --
Amortization of Loan Facility                                                                                                    --
Amortization of Deferred Compensation                (6,421,136)                  5,940,236
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                      --                                                                  --
Changes in Assets and Liabilities:

   Chg. in A/R                                               --                                                                  --
   Chg in Costs in Excess of Billings                        --                                                                  --
   Chg. in Other Assets                                      --                                                                  --
   Chg. in A/P & Accruals                                    --                                                                  --
   Chg. in Unearned Revenue                                  --                                                                  --
                                                             --                                                                  --
Operating Activities                                         --                                                                  --

INVESTING ACTIVITIES
PP&E purchases (net)                                         --                                                                  --
Sales of Short Term Investments
Other                                                        --                                                                  --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                         198,062                                                                  --
Payments of Current Portion of LT Debt                       --                                                                  --
Net Repurchases (net of Repayments)
   of Notes from SHs                                   (145,962)       56,724
Payments of Long-Term Debt
                                                                           --                                                    --
Financing Activities

Effect of FX on Cash                                                                          (375,412)

Termination of Options Granted
Repurchase of Shares Issued for Notes                  (205,475)      205,475

Total Changes  in Cash
                                                   --------------------------------------------------------------------------------
BoY Cash                                             (6,574,511)      262,199     5,940,236   (375,412)           --    (45,976,647)
                                                   --------------------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                        5,553,828            --    (6,182,465)        --       252,280             --
                                                   --------------------------------------------------------------------------------

-----------------------------                                                         Balanced           Balanced        Balanced
       Organic, Inc.                                                               ------------------------------------------------
         Cash Flows                                                  -------------       Cash              Trade           A/R
         6/30/2001                                                   Chk Total                              A/R          Allowance
-----------------------------                                        --------------------------------------------------------------
                June 30, 2001                                               --        27,579,199        11,021,761         (852,387)
               March 31, 2001                                               --        43,734,351         8,713,345       (2,548,906)
                                                                                   ------------------------------------------------
                                                                                     (16,155,152)        2,308,416        1,696,519
                                                                                   ================================================
OPERATING ACTIVITIES

Net Income (loss)                                   (18,385,428)                              --                --               --
Depreciation and Amortization                         2,308,000                               --                --               --
Amortization of Loan Facility                         1,512,561
Amortization of Deferred Compensation                 1,659,130
Loss on write off of PP&E                               350,000
Loss on write off of Investments                        593,047
Allowance for Bad debts                                      --                               --                --
Changes in Assets and Liabilities:

   Chg. in A/R                                       (4,004,935)                              --        (2,308,416)      (1,696,519)
   Chg in Costs in Excess of Billings                 1,025,346                               --                --               --
   Chg. in Other Assets                               1,237,048                               --                --
   Chg. in A/P & Accruals & Restructuring Charge     (2,237,248)                              --                --
   Chg. in Unearned Revenue                             863,845                               --                --               --
                                                             --                               --                --               --
                                                     ----------
Operating Activities                                (15,078,634)
                                                     ----------
INVESTING ACTIVITIES
PP&E purchases (net)                                   (417,000)                              --                --               --
Purchase of Short Term Investments                     (500,000)
                                                     ----------
Investing Activities                                   (917,000)
                                                     ----------
FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                          25,000                               --                --               --
Payments of Current Portion of LT Debt                  (70,598)                              --                --               --
Repayments of Notes from SHs                             13,000
Payments of Long-Term Debt                              (11,027)
                                                                                              --                --               --
                                                     ----------
Financing Activities                                    (43,625)
                                                     ----------
Effect of FX on Cash                                    (80,893)

Deferred Stock For Variable Options                          --
Repurchase of Shares Issued for Notes                   (35,000)
                                                     ----------
                                                        (35,000)
                                                     ----------
Total Changes  in Cash                              (16,155,152)
                                                                                   ------------------------------------------------
BoY Cash                                             43,734,351                               --        (2,308,416)      (1,696,519)
                                                     ----------                    ------------------------------------------------
Calc EoY CASH                                        27,579,199
Actual EoY Cash                                      27,579,199
                                                     ----------
    Unloc.Diff                                               --     Difference>>>>>                             --               --
                                                     ==========--------------------------------------------------------------------


-----------------------------                                 Balanced       Balanced        Balanced        Balanced     Balanced
       Organic, Inc.                                         ----------------------------------------------------------------------
         Cash Flows                                           Costs in       Prepaids         PP&E            Accum       LT Invs.
         6/30/2001                                           Exc. Of Bi.      & Other         Gross           Depre.    In Mkt. Sec.
-----------------------------                                ----------------------------------------------------------------------
                June 30, 2001                                 1,564,976      2,776,875      31,501,502     (11,083,042)     341,743
               March 31, 2001                                 2,590,322      3,914,228      31,399,109      (9,624,851)     258,349
                                                             ----------------------------------------------------------------------
                                                             (1,025,346)    (1,137,353)        102,393      (1,458,191)      83,394
                                                             ======================================================================
OPERATING ACTIVITIES

Net Income (loss)                                                    --             --              --              --
Depreciation and Amortization                                        --             --              --       2,308,000
Amortization of Loan Facility
Amortization of Deferred Compensation
Loss on write off of PP&E                                                                      314,607          35,393
Loss on write off of Investments                                                                                            416,606
Allowance for Bad debts                                              --             --              --              --
Changes in Assets and Liabilities:

   Chg. in A/R                                                       --             --              --              --
   Chg in Costs in Excess of Billings                         1,025,346             --              --              --
   Chg. in Other Assets                                              --      1,137,353                              --
   Chg. in A/P & Accruals & Restructuring Charge                     --             --              --        (885,202)
   Chg. in Unearned Revenue                                          --             --              --              --
                                                                                    --              --              --           --
Operating Activities

INVESTING ACTIVITIES

PP&E purchases (net)                                                 --             --        (417,000)             --
Purchase of Short Term Investments                                                                                         (500,000)
                                                                     --             --              --              --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                      --             --              --              --
Payments of Current Portion of LT Debt                               --             --              --              --
Repayments of Notes from SHs
Payments of Long-Term Debt
                                                                     --                             --              --
Financing Activities

Effect of FX on Cash

Deferred Stock For Variable Options
Repurchase of Shares Issued for Notes

Total Changes  in Cash
                                                             ----------------------------------------------------------------------
BoY Cash                                                      1,025,346      1,137,353        (102,393)      1,458,191      (83,394)
                                                             ----------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                                       --             --              --              --           --
                                                             ----------------------------------------------------------------------


-----------------------------                                  Balanced        Balanced      Balanced       Balanced       Balanced
       Organic, Inc.                                          ---------------------------------------------------------------------
         Cash Flows                                            Def. Bank       Other LT        Trade         Accrued       Current
         6/30/2001                                             Facl Chg.        Assets          A/P           Liab.           NP
-----------------------------                                 ---------------------------------------------------------------------
                June 30, 2001                                  7,058,615        658,232     (2,095,933)    (22,958,153)    (189,454)
               March 31, 2001                                  8,571,176        757,927     (1,417,740)    (24,977,503)    (260,052)
                                                              ---------------------------------------------------------------------
                                                              (1,512,561)       (99,695)      (678,193)      2,019,350       70,598
                                                              =====================================================================
OPERATING ACTIVITIES

Net Income (loss)                                                                    --             --              --           --
Depreciation and Amortization                                                                       --              --           --
Amortization of Loan Facility                                  1,512,561
Amortization of Deferred Compensation
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                                              --             --              --           --
Changes in Assets and Liabilities:

   Chg. in A/R                                                                       --             --              --           --
   Chg in Costs in Excess of Billings                                                               --              --           --
   Chg. in Other Assets                                                          99,695             --              --           --
   Chg. in A/P & Accruals & Restructuring Charge                                               678,193      (2,019,350)          --
   Chg. in Unearned Revenue                                                          --             --              --           --
                                                                                     --             --              --           --
Operating Activities

INVESTING ACTIVITIES
PP&E purchases (net)                                                                                --              --           --
Purchase of Short Term Investments
                                                                                     --             --              --           --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                                      --             --              --           --
Payments of Current Portion of LT Debt                                               --             --              --      (70,598)
Repayments of Notes from SHs
Payments of Long-Term Debt
                                                                                     --             --              --           --
Financing Activities

Effect of FX on Cash

Deferred Stock For Variable Options
Repurchase of Shares Issued for Notes

Total Changes  in Cash
                                                              ---------------------------------------------------------------------
BoY Cash                                                       1,512,561         99,695        678,193      (2,019,350)     (70,598)
                                                              ---------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                                        --             --             --              --           --
                                                              ---------------------------------------------------------------------


-----------------------------                                    Balanced      Balanced      Balanced    Balanced      Balanced
       Organic, Inc.                                           --------------------------------------------------------------------
         Cash Flows                                              Unearned    Non-Current   Non-Current   Minority       Capital
         6/30/2001                                               Revenue          NP       Other Liabs.  Interest        Stock
-----------------------------                                  --------------------------------------------------------------------
                June 30, 2001                                  (7,424,902)          --      (45,936)            --     (252,452,026)
               March 31, 2001                                  (6,561,057)     (11,027)     (56,825)            --     (256,748,646)
                                                               --------------------------------------------------------------------
                                                                 (863,845)      11,027       10,889             --        4,296,620
                                                               ====================================================================
OPERATING ACTIVITIES

Net Income (loss)                                                      --                                       --               --
Depreciation and Amortization                                          --                                       --               --
Amortization of Loan Facility
Amortization of Deferred Compensation                                                                                    (4,491,770)
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                                --                                       --               --
Changes in Assets and Liabilities:

   Chg. in A/R                                                         --                                       --               --
   Chg in Costs in Excess of Billings                                  --                                       --               --
   Chg. in Other Assets                                                --                                       --               --
   Chg. in A/P & Accruals & Restructuring Charge                       --                   (10,889)            --               --
   Chg. in Unearned Revenue                                       863,845                                       --               --
                                                                       --                                       --               --
Operating Activities

INVESTING ACTIVITIES
PP&E purchases (net)                                                   --                                                        --
Purchase of Short Term Investments
                                                                       --                                       --               --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                        --                                       --           25,000
Payments of Current Portion of LT Debt                                 --                                       --               --
Repayments of Notes from SHs
Payments of Long-Term Debt                                                     (11,027)
                                                                                                                 -                -
Financing Activities

Effect of FX on Cash

Deferred Stock For Variable Options                                                                                         425,000
Repurchase of Shares Issued for Notes                                                                                      (254,850)

Total Changes  in Cash
                                                              ---------------------------------------------------------------------
BoY Cash                                                          863,845      (11,027)     (10,889)            --       (4,296,620)
                                                              ---------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                                         --           --           --             --               --
                                                              ---------------------------------------------------------------------


-----------------------------                                  Balanced        Balanced     Balanced       Balanced       Balanced
       Organic, Inc.                                         ----------------------------------------------------------------------
        Cash Flows                                                                                       Unrealized
        6/30/2001                                             Notes From      Deferred    Cumulative     Loss (Gain)     Retained
                                                             Shareholders       Comp.     Transl. Adj.    on ST Inv.     Earnings
-----------------------------                                ----------------------------------------------------------------------
                June 30, 2001                                   4,186,768     15,241,579     908,353             --     194,262,230
               March 31, 2001                                   4,419,618     20,967,479     827,460        176,441     175,876,802
                                                             ----------------------------------------------------------------------
                                                                 (232,850)    (5,725,900)     80,893       (176,441)     18,385,428
                                                             ======================================================================
OPERATING ACTIVITIES

Net Income (loss)                                                                                                       (18,385,428)
Depreciation and Amortization                                                                                                    --
Amortization of Loan Facility                                                                                                    --
Amortization of Deferred Compensation                                          6,150,900
Loss on write off of PP&E
Loss on write off of Investments                                                                            176,441
Allowance for Bad debts                                                                                                          --
Changes in Assets and Liabilities:

   Chg. in A/R                                                                                                                   --
   Chg in Costs in Excess of Billings                                                                                            --
   Chg. in Other Assets                                                                                                          --
   Chg. in A/P & Accruals & Restructuring Charge                                                                                 --
   Chg. in Unearned Revenue                                                                                                      --
                                                                                                                                 --
Operating Activities                                                                                                             --
                                                                                                                                 --
INVESTING ACTIVITIES
PP&E purchases (net)                                                                                                             --
Purchase of Short Term Investments
                                                                                                                                 --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                                                                                  --
Payments of Current Portion of LT Debt                                                                                           --
Repayments of Notes from SHs                                       13,000
Payments of Long-Term Debt
                                                                       --                                                        --
Financing Activities

Effect of FX on Cash                                                                         (80,893)

Deferred Stock For Variable Options                                             (425,000)
Repurchase of Shares Issued for Notes                             219,850

Total Changes  in Cash
                                                             ----------------------------------------------------------------------
BoY Cash                                                          232,850      5,725,900     (80,893)       176,441     (18,385,428)
                                                             ----------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                                         --             --          --             --              --
                                                             ----------------------------------------------------------------------


-----------------------------                                                        Balanced            Balanced         Balanced
        Organic, Inc.                                                               -----------------------------------------------
         Cash Flows                                         ------------------------    Cash              Trade             A/R
          9/30/2001                                             Chk Total                                  A/R            Allowance
-----------------------------                               -----------------------------------------------------------------------
           September 30, 2001                                           --          21,109,555           9,235,665         (723,370)
                June 30, 2001                                           --          27,579,199          11,021,761         (852,387)
                                                                                    -----------------------------------------------
                                                                                    (6,469,644)         (1,786,096)         129,017
                                                                                    ===============================================
OPERATING ACTIVITIES

Net Income (loss)                                (11,384,961)                               --                  --               --
Depreciation and Amortization                      1,975,000                                --                  --               --
Amortization of Loan Facility                      1,512,560
Amortization of Deferred Compensation             (3,685,560)
Loss on write off of PP&E                          2,584,993
Loss on write off of Investments                          --
Allowance for Bad debts                             (129,017)                               --                  --         (129,017)
Changes in Assets and Liabilities:

   Chg. in A/R                                     1,786,096                                --           1,786,096               --
   Chg in Costs in Excess of Billings               (508,761)                               --                  --               --
   Chg. in Other Assets                            1,432,737                                --                  --
   Chg. in A/P & Accruals                            482,549                                --                  --
   Chg. in Unearned Revenue                         (147,369)                               --                  --               --
                                                          --                                --                  --               --
                                                  ----------
Operating Activities                              (6,081,733)
                                                  ----------
INVESTING ACTIVITIES
PP&E purchases (net)                                (183,000)                               --                  --               --
Sales of Short Term Investments                           --
                                                          --                                --                  --               --
                                                  ----------
Investing Activities                                (183,000)
                                                  ----------
FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                       50,496                                --                  --               --
Payments of Current Portion of LT Debt               (83,075)                               --                  --               --
Repayments of Notes from SHs                              --
Payments of Long-Term Debt                                --
                                                                                            --                  --               --
                                                  ----------
Financing Activities                                 (32,579)
                                                  ----------
Effect of FX on Cash                                (172,332)

Termination of Options Granted                            --
Repurchase of Shares Issued for Notes                     --
                                                  ----------
                                                          --
                                                  ----------
Total Changes in Cash                             (6,469,644)
                                                                                    -----------------------------------------------
BoY Cash                                          27,579,199                                --           1,786,096         (129,017)
                                                  ----------                        -----------------------------------------------
Calc EoY CASH                                     21,109,555
Actual EoY Cash                                   21,109,555
                                                  ----------
    Unloc.Diff.                                           --    Difference>>>>>                                 --               --
                                                  ==========-----------------------------------------------------------------------


-----------------------------                               Balanced       Balanced       Balanced         Balanced       Balanced
        Organic, Inc.                                     -------------------------------------------------------------------------
         Cash Flows                                         Costs in       Prepaids         PP&E             Accum        LT Invs.
          9/30/2001                                        Exc. Of Bi.     & Other          Gross            Depre.     In Mkt. Sec.
-----------------------------                             -------------------------------------------------------------------------
           September 30, 2001                             2,073,737       1,490,061       26,891,370      (10,816,853)      308,693
                June 30, 2001                             1,564,976       2,776,875       31,501,502      (11,083,042)      341,743
                                                          -------------------------------------------------------------------------
                                                            508,761      (1,286,814)      (4,610,132)         266,189       (33,050)
                                                          =========================================================================
OPERATING ACTIVITIES

Net Income (loss)                                                --              --               --               --
Depreciation and Amortization                                    --              --               --        1,975,000
Amortization of Loan Facility
Amortization of Deferred Compensation
Loss on write off of PP&E                                                                  4,793,132       (2,241,189)       33,050
Loss on write off of Investments
Allowance for Bad debts                                          --              --               --               --
Changes in Assets and Liabilities:

   Chg. in A/R                                                   --              --               --               --
   Chg in Costs in Excess of Billings                      (508,761)             --               --               --
   Chg. in Other Assets                                          --       1,286,814                                --
   Chg. in A/P & Accruals                                        --              --               --               --
   Chg. in Unearned Revenue                                      --              --               --               --
                                                                 --              --               --               --
Operating Activities

INVESTING ACTIVITIES
PP&E purchases (net)                                             --              --         (183,000)              --
Sales of Short Term Investments
                                                                 --              --               --               --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                  --              --               --               --
Payments of Current Portion of LT Debt                           --              --               --               --
Repayments of Notes from SHs
Payments of Long-Term Debt
                                                                 --                               --               --
Financing Activities

Effect of FX on Cash

Termination of Options Granted
Repurchase of Shares Issued for Notes

Total Changes  in Cash
                                                          -------------------------------------------------------------------------
BoY Cash                                                   (508,761)      1,286,814        4,610,132         (266,189)       33,050
                                                          -------------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                                   --              --               --               --            --
                                                          -------------------------------------------------------------------------


-----------------------------                         Balanced      Balanced     Balanced       Balanced     Balanced     Balanced
        Organic, Inc.                               -------------------------------------------------------------------------------
         Cash Flows                                  Def. Bank        Other        Trade        Accrued      Current      Unearned
          9/30/2001                                  Facl Chg.       Assets         A/P          Liab.          NP         Revenue
-----------------------------                       -------------------------------------------------------------------------------
           September 30, 2001                        5,546,055       512,309    (1,452,571)   (24,093,447)   (106,379)   (7,277,533)
                June 30, 2001                        7,058,615       658,232    (2,095,933)   (22,958,153)   (189,454)   (7,424,902)
                                                    -------------------------------------------------------------------------------
                                                    (1,512,560)     (145,923)      643,362     (1,135,294)     83,075       147,369
                                                    ===============================================================================
OPERATING ACTIVITIES

Net Income (loss)                                                         --            --             --          --            --
Depreciation and Amortization                                                           --             --          --            --
Amortization of Loan Facility                        1,512,560
Amortization of Deferred Compensation
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                                   --            --             --          --            --
Changes in Assets and Liabilities:

   Chg. in A/R                                                            --            --             --          --            --
   Chg in Costs in Excess of Billings                                     --            --             --          --            --
   Chg. in Other Assets                                              145,923            --             --          --            --
   Chg. in A/P & Accruals                                                         (643,362)     1,135,294          --            --
   Chg. in Unearned Revenue                                               --            --             --          --      (147,369)
                                                                          --            --             --          --            --
Operating Activities

INVESTING ACTIVITIES
PP&E purchases (net)                                                                    --             --          --            --
Sales of Short Term Investments
                                                                          --            --             --          --            --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                           --            --             --          --            --
Payments of Current Portion of LT Debt                                    --            --             --     (83,075)           --
Repayments of Notes from SHs
Payments of Long-Term Debt
                                                                          --            --             --          --            --
Financing Activities

Effect of FX on Cash

Termination of Options Granted
Repurchase of Shares Issued for Notes

Total Changes  in Cash
                                                    -------------------------------------------------------------------------------
BoY Cash                                             1,512,560       145,923      (643,362)     1,135,294     (83,075)     (147,369)
                                                    -------------------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                              --            --            --             --          --            --
                                                    -------------------------------------------------------------------------------


-----------------------------                          Balanced         Balanced         Balanced       Balanced         Balanced
        Organic, Inc.                                 -----------------------------------------------------------------------------
         Cash Flows                                   Non-Current     Non-Current        Minority        Capital        Notes From
          9/30/2001                                       NP          Other Liabs.       Interest         Stock        Shareholders
-----------------------------                         -----------------------------------------------------------------------------
           September 30, 2001                              --           (36,553)              --      (240,728,265)       2,985,371
                June 30, 2001                              --           (45,936)              --      (252,452,026)       4,186,768
                                                      -----------------------------------------------------------------------------
                                                           --             9,383               --        11,723,761       (1,201,397)
                                                      =============================================================================
OPERATING ACTIVITIES

Net Income (loss)                                                                             --                --
Depreciation and Amortization                                                                 --                --
Amortization of Loan Facility
Amortization of Deferred Compensation
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                                                       --                --
Changes in Assets and Liabilities:

   Chg. in A/R                                                                                --                --
   Chg in Costs in Excess of Billings                                                         --                --
   Chg. in Other Assets                                                                       --                --
   Chg. in A/P & Accruals                                                (9,383)              --                --
   Chg. in Unearned Revenue                                                                   --                --
                                                                                              --                --
Operating Activities

INVESTING ACTIVITIES
PP&E purchases (net)                                                                                            --
Sales of Short Term Investments
                                                                                              --                --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                                               --       (11,723,761)       1,201,397
Payments of Current Portion of LT Debt                                                        --                --
Repayments of Notes from SHs                                                                                                     --
Payments of Long-Term Debt                                 --
                                                                                              --                                 --
Financing Activities

Effect of FX on Cash

Termination of Options Granted
Repurchase of Shares Issued for Notes                                                                           --               --

Total Changes  in Cash
                                                      -----------------------------------------------------------------------------
BoY Cash                                                   --            (9,383)              --       (11,723,761)       1,201,397
                                                      -----------------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                             --                --               --                --               --
                                                      -----------------------------------------------------------------------------


-----------------------------                                   Balanced          Balanced         Balanced              Balanced
        Organic, Inc.                                         ---------------------------------------------------------------------
         Cash Flows                                             Deferred         Cumulative     Unrealized Loss          Retained
          9/30/2001                                               Comp.         Transl. Adj.   (Gain) on ST Inv.         Earnings
-----------------------------                                 ---------------------------------------------------------------------
           September 30, 2001                                   8,354,279          1,080,685                 --         205,647,191
                June 30, 2001                                  15,241,579            908,353                 --         194,262,230
                                                              ---------------------------------------------------------------------
                                                               (6,887,300)           172,332                 --          11,384,961
                                                              =====================================================================
OPERATING ACTIVITIES

Net Income (loss)                                                                                                       (11,384,961)
Depreciation and Amortization                                                                                                    --
Amortization of Loan Facility                                                                                                    --
Amortization of Deferred Compensation                          (3,685,560)
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                                                                                          --
Changes in Assets and Liabilities:

   Chg. in A/R                                                                                                                   --
   Chg in Costs in Excess of Billings                                                                                            --
   Chg. in Other Assets                                                                                                          --
   Chg. in A/P & Accruals                                                                                                        --
   Chg. in Unearned Revenue                                                                                                      --
                                                                                                                                 --
Operating Activities                                                                                                             --
                                                                                                                                 --
INVESTING ACTIVITIES
PP&E purchases (net)                                                                                                             --
Sales of Short Term Investments
                                                                                                                                 --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                10,572,860                                                        --
Payments of Current Portion of LT Debt                                                                                           --
Repayments of Notes from SHs
Payments of Long-Term Debt
                                                                                                                                 --
Financing Activities

Effect of FX on Cash                                                                (172,332)

Termination of Options Granted
Repurchase of Shares Issued for Notes

Total Changes  in Cash
                                                              ---------------------------------------------------------------------
BoY Cash                                                        6,887,300           (172,332)                --         (11,384,961)
                                                              ---------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                                         --                 --                 --                  --
                                                              ---------------------------------------------------------------------

---------------------------                                                           Balanced            Balanced        Balanced
       Organic, Inc.                                                                -----------------------------------------------
        Cash Flows                                                                      Cash               Trade             A/R
        12/31/2001                                              Chk Total                                   A/R           Allowance
---------------------------                                  ----------------------------------------------------------------------
          December 31, 2001                                              --          17,380,440          6,388,889         (873,370)
         September 30, 2001                                              --          21,109,555          9,235,665         (723,370)
                                                                                    -----------------------------------------------
                                                                                     (3,729,115)        (2,846,776)        (150,000)
                                                                                    ===============================================
OPERATING ACTIVITIES

Net Income (loss)                                  (2,991,224)                               --                 --               --
Depreciation and Amortization                       1,821,758                                --                 --               --
Amortization of Loan Facility                       1,512,000
Amortization of Deferred Compensation               1,000,000
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                               150,000                                --                 --          150,000
Changes in Assets and Liabilities:

   Chg. in A/R                                      2,846,776                                --          2,846,776               --
   Chg in Costs in Excess of Billings                 795,959                                --                 --               --
   Chg. in Other Assets                               279,119                                --                 --
   Chg. in A/P & Accruals                          (6,745,243)                               --                 --
   Chg. in Unearned Revenue                        (2,166,422)                               --                 --               --
                                                           --                                --                 --               --
                                                  -----------
Operating Activities                               (3,497,277)
                                                  -----------
INVESTING ACTIVITIES
PP&E purchases (net)                                 (161,899)                               --                 --               --
Sales of Short Term Investments                            --
                                                           --                                --                 --               --
                                                  -----------
Investing Activities                                 (161,899)
                                                  -----------
FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                            --                                --                 --               --
Payments of Current Portion of LT Debt                (69,939)                               --                 --               --
Repayments of Notes from SHs                               --
Payments of Long-Term Debt                                 --
                                                                                             --                 --               --
                                                  -----------
Financing Activities                                  (69,939)
                                                  -----------
Effect of FX on Cash                                       --

Termination of Options Granted                             --
Repurchase of Shares Issued for Notes                      --
                                                  -----------
                                                           --
                                                  -----------
Total Changes  in Cash                             (3,729,115)
                                                                                    -----------------------------------------------
BoY Cash                                           21,109,555                                --          2,846,776          150,000
                                                  -----------                       -----------------------------------------------
Calc EoY CASH                                      17,380,440
Actual EoY Cash                                    17,380,440
                                                  ----------------------------------
    Unloc.Diff.                                            --    Difference>>>>>                                --               --
                                                  ===========----------------------------------------------------------------------


---------------------------                       Balanced       Balanced     Balanced       Balanced        Balanced     Balanced
       Organic, Inc.                             ----------------------------------------------------------------------------------
        Cash Flows                                Costs in       Prepaids        PP&E          Accum         LT Invs.     Def. Bank
        12/31/2001                               Exc. Of Bi.     & Other         Gross         Depre.       In Mkt. Sec.   Facl Chg.
---------------------------                      ----------------------------------------------------------------------------------
          December 31, 2001                       1,277,778     1,236,558     27,053,269    (12,638,611)      308,693     4,034,055
         September 30, 2001                       2,073,737     1,490,061     26,891,370    (10,816,853)      308,693     5,546,055
                                                 ----------------------------------------------------------------------------------
                                                   (795,959)     (253,503)       161,899     (1,821,758)           --    (1,512,000)
                                                 ==================================================================================
OPERATING ACTIVITIES

Net Income (loss)                                        --            --             --             --
Depreciation and Amortization                            --            --             --      1,821,758
Amortization of Loan Facility                                                                                             1,512,000
Amortization of Deferred Compensation
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                  --            --             --             --
Changes in Assets and Liabilities:

   Chg. in A/R                                           --            --             --             --
   Chg in Costs in Excess of Billings               795,959            --             --             --
   Chg. in Other Assets                                  --       253,503             --
   Chg. in A/P & Accruals                                --            --             --             --
   Chg. in Unearned Revenue                              --            --             --             --
                                                         --            --             --             --
Operating Activities

INVESTING ACTIVITIES
PP&E purchases (net)                                     --            --       (161,899)            --
Sales of Short Term Investments                                                                                    --
                                                         --            --             --             --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                          --            --             --             --
Payments of Current Portion of LT Debt                   --            --             --             --
Repayments of Notes from SHs
Payments of Long-Term Debt
                                                         --                           --             --
Financing Activities

Effect of FX on Cash

Termination of Options Granted
Repurchase of Shares Issued for Notes

Total Changes  in Cash
                                                 ----------------------------------------------------------------------------------
BoY Cash                                            795,959       253,503       (161,899)     1,821,758            --     1,512,000
                                                 ----------------------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                           --            --             --             --            --            --
                                                 ----------------------------------------------------------------------------------


---------------------------                               Balanced    Balanced      Balanced      Balanced    Balanced    Balanced
       Organic, Inc.                                      -------------------------------------------------------------------------
        Cash Flows                                        Other LT      Trade        Accrued       Current    Unearned   Non-Current
        12/31/2001                                         Assets        A/P          Liab.          NP       Revenue        NP
---------------------------                               -------------------------------------------------------------------------
          December 31, 2001                                486,694   (1,452,571)  (17,353,296)     (36,440)  (5,111,111)         --
         September 30, 2001                                512,309   (1,452,571)  (24,093,447)    (106,379)  (7,277,533)         --
                                                          -------------------------------------------------------------------------
                                                           (25,615)          --     6,740,152       69,939    2,166,422          --
                                                          =========================================================================
OPERATING ACTIVITIES

Net Income (loss)                                               --           --            --           --           --
Depreciation and Amortization                                                --            --           --           --
Amortization of Loan Facility
Amortization of Deferred Compensation
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                         --           --            --           --           --
Changes in Assets and Liabilities:

   Chg. in A/R                                                  --           --            --           --           --
   Chg in Costs in Excess of Billings                                        --            --           --           --
   Chg. in Other Assets                                     25,615           --            --           --           --
   Chg. in A/P & Accruals                                                    --    (6,740,152)          --           --
   Chg. in Unearned Revenue                                     --           --            --           --   (2,166,422)
                                                                --           --            --           --           --
Operating Activities

INVESTING ACTIVITIES
PP&E purchases (net)                                                         --            --           --           --
Sales of Short Term Investments
                                                                --           --            --           --           --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                 --           --            --           --           --
Payments of Current Portion of LT Debt                          --           --            --      (69,939)          --
Repayments of Notes from SHs
Payments of Long-Term Debt                                                                                                       --
                                                                --           --            --           --           --
Financing Activities

Effect of FX on Cash

Termination of Options Granted
Repurchase of Shares Issued for Notes

Total Changes  in Cash
                                                    -------------------------------------------------------------------------------
BoY Cash                                                    25,615           --    (6,740,152)     (69,939)  (2,166,422)         --
                                                    -------------------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                                  --           --            --           --           --          --
                                                    -------------------------------------------------------------------------------


---------------------------                                           Balanced     Balanced           Balanced           Balanced
       Organic, Inc.                                                 --------------------------------------------------------------
        Cash Flows                                                   Non-Current   Minority            Capital          Notes From
        12/31/2001                                                   Other Liabs.  Interest             Stock          Shareholders
---------------------------                                          --------------------------------------------------------------
          December 31, 2001                                           (31,462)          --          (240,728,265)         2,985,371
         September 30, 2001                                           (36,553)          --          (240,728,265)         2,985,371
                                                                     --------------------------------------------------------------
                                                                        5,091           --                    --                 --
                                                                     ==============================================================
OPERATING ACTIVITIES

Net Income (loss)                                                                       --                    --
Depreciation and Amortization                                                           --                    --
Amortization of Loan Facility
Amortization of Deferred Compensation
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                                                 --                    --
Changes in Assets and Liabilities:

   Chg. in A/R                                                                          --                    --
   Chg in Costs in Excess of Billings                                                   --                    --
   Chg. in Other Assets                                                                 --                    --
   Chg. in A/P & Accruals                                              (5,091)          --                    --
   Chg. in Unearned Revenue                                                             --                    --
                                                                                        --                    --
Operating Activities

INVESTING ACTIVITIES
PP&E purchases (net)                                                                                          --
Sales of Short Term Investments
                                                                                        --                    --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                                         --                    --
Payments of Current Portion of LT Debt                                                  --                    --
Repayments of Notes from SHs                                                                                                     --
Payments of Long-Term Debt
                                                                                        --                                       --
Financing Activities

Effect of FX on Cash

Termination of Options Granted
Repurchase of Shares Issued for Notes                                                                         --                 --

Total Changes  in Cash
                                                                     --------------------------------------------------------------
BoY Cash                                                               (5,091)          --                    --                 --
                                                                     --------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                                             --           --                    --                 --
                                                                     --------------------------------------------------------------


---------------------------                                        Balanced          Balanced         Balanced           Balanced
       Organic, Inc.                                              -----------------------------------------------------------------
        Cash Flows                                                 Deferred         Cumulative      Unrealized Loss      Retained
        12/31/2001                                                   Comp.          Transl. Adj.   (Gain) on ST Inv.     Earnings
---------------------------                                       -----------------------------------------------------------------
          December 31, 2001                                        7,354,279         1,080,685               --         208,638,415
         September 30, 2001                                        8,354,279         1,080,685               --         205,647,191
                                                                  -----------------------------------------------------------------
                                                                  (1,000,000)               --               --           2,991,224
                                                                  =================================================================
OPERATING ACTIVITIES

Net Income (loss)                                                                                                        (2,991,224)
Depreciation and Amortization                                                                                                    --
Amortization of Loan Facility                                                                                                    --
Amortization of Deferred Compensation                              1,000,000
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                                                                                          --
Changes in Assets and Liabilities:

   Chg. in A/R                                                                                                                   --
   Chg in Costs in Excess of Billings                                                                                            --
   Chg. in Other Assets                                                                                                          --
   Chg. in A/P & Accruals                                                                                                        --
   Chg. in Unearned Revenue                                                                                                      --
                                                                                                                                 --
Operating Activities                                                                                                             --
                                                                                                                                 --
INVESTING ACTIVITIES
PP&E purchases (net)                                                                                                             --
Sales of Short Term Investments
                                                                                                                                 --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                                                                                  --
Payments of Current Portion of LT Debt                                                                                           --
Repayments of Notes from SHs
Payments of Long-Term Debt
                                                                                                                                 --
Financing Activities

Effect of FX on Cash

Termination of Options Granted
Repurchase of Shares Issued for Notes

Total Changes  in Cash
                                                                  -----------------------------------------------------------------
BoY Cash                                                           1,000,000                --               --          (2,991,224)
                                                                  -----------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                                            --                --               --                  --
                                                                  -----------------------------------------------------------------


-----------------------------                                          Balanced      Balanced   Balanced    Balanced     Balanced
        Organic, Inc.                                                 -------------------------------------------------------------
         Cash Flows                                     --------------   Cash          Trade       A/R      Costs in     Prepaids
          3/31/2002                                      Chk Total                      A/R     Allowance  Exc. Of Bi.   & Other
-----------------------------                           ---------------------------------------------------------------------------
               March 31, 2002                                   --     14,908,258    6,388,889   (988,370)   1,277,778    1,174,730
            December 31, 2001                                   --     17,380,440    6,388,889   (873,370)   1,277,778    1,236,558
                                                                      -------------------------------------------------------------
                                                                       (2,472,182)          --   (115,000)          --      (61,828)
                                                                      =============================================================
OPERATING ACTIVITIES

Net Income (loss)                             (4,412,000)                      --           --         --           --           --
Depreciation and Amortization                  1,600,000                       --           --         --           --           --
Amortization of Loan Facility                  1,512,000
Amortization of Deferred Compensation          1,000,000
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                          115,000                       --           --    115,000           --           --
Changes in Assets and Liabilities:

   Chg. in A/R                                        --                       --           --         --           --           --
   Chg in Costs in Excess of Billings                 --                       --           --         --           --           --
   Chg. in Other Assets                           86,163                                    --         --           --       61,828
   Chg. in A/P & Accruals                     (2,151,514)                                   --         --           --           --
   Chg. in Unearned Revenue                           --                       --           --         --           --           --
                                                      --                       --           --         --           --           --
                                              ----------
Operating Activities                          (2,250,351)
                                              ----------

INVESTING ACTIVITIES
PP&E purchases (net)                            (200,000)                      --           --         --           --           --
Sales of Short Term Investments                       --
                                                      --                       --           --         --           --           --
                                              ----------
Investing Activities                            (200,000)
                                              ----------

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                       --                       --           --         --           --           --
Payments of Current Portion of LT Debt           (21,831)                      --           --         --           --           --
Repayments of Notes from SHs                          --
Payments of Long-Term Debt                            --
                                                                               --           --         --           --
                                              ----------
Financing Activities                             (21,831)
                                              ----------

Effect of FX on Cash                                  --

Termination of Options Granted                        --
Repurchase of Shares Issued for Notes                 --
                                              ----------
                                                      --
                                              ----------

Total Changes  in Cash                        (2,472,182)
                                                                      -------------------------------------------------------------
BoY Cash                                      17,380,440                       --           --    115,000           --       61,828
                                              ----------              -------------------------------------------------------------
Calc EoY CASH                                 14,908,258
Actual EoY Cash                               14,908,258
                                              ----------
    Unloc.Diff                                        --    Difference>>>>>                 --         --           --           --
                                              ==========---------------------------------------------------------------------------


-----------------------------                        Balanced       Balanced      Balanced     Balanced      Balanced     Balanced
        Organic, Inc.                               -------------------------------------------------------------------------------
         Cash Flows                                    PP&E          Accum        LT Invs.     Def. Bank     Other LT      Trade
          3/31/2002                                    Gross         Depre.     In Mkt. Sec.   Facl Chg.      Assets        A/P
-----------------------------                       -------------------------------------------------------------------------------
               March 31, 2002                       27,253,269    (14,238,611)      308,693     2,522,055     462,359    (1,379,942)
            December 31, 2001                       27,053,269    (12,638,611)      308,693     4,034,055     486,694    (1,452,571)
                                                    -------------------------------------------------------------------------------
                                                       200,000     (1,600,000)           --    (1,512,000)    (24,335)       72,629
                                                    ===============================================================================
OPERATING ACTIVITIES

Net Income (loss)                                           --             --                                      --            --
Depreciation and Amortization                               --      1,600,000                                                    --
Amortization of Loan Facility                                                                   1,512,000
Amortization of Deferred Compensation
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                     --             --                                      --            --
Changes in Assets and Liabilities:

   Chg. in A/R                                              --             --                                      --            --
   Chg in Costs in Excess of Billings                       --             --                                                    --
   Chg. in Other Assets                                                    --                                  24,335            --
   Chg. in A/P & Accruals                                   --             --                                               (72,629)
   Chg. in Unearned Revenue                                 --             --                                      --            --
                                                            --             --                                      --            --
Operating Activities

INVESTING ACTIVITIES
PP&E purchases (net)                                  (200,000)            --                                                    --
Sales of Short Term Investments                                                          --
                                                            --             --                                      --            --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                             --             --                                      --            --
Payments of Current Portion of LT Debt                      --             --                                      --            --
Repayments of Notes from SHs
Payments of Long-Term Debt
                                                            --             --                                      --            --
Financing Activities

Effect of FX on Cash

Termination of Options Granted
Repurchase of Shares Issued for Notes

Total Changes  in Cash
                                                    -------------------------------------------------------------------------------
BoY Cash                                              (200,000)     1,600,000            --     1,512,000      24,335       (72,629)
                                                    -------------------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                              --             --            --            --          --            --
                                                    -------------------------------------------------------------------------------


-----------------------------                                  Balanced    Balanced   Balanced   Balanced      Balanced    Balanced
        Organic, Inc.                                         ---------------------------------------------------------------------
         Cash Flows                                             Accrued     Current   Unearned  Non-Current  Non-Current   Minority
          3/31/2002                                              Liab.        NP       Revenue      NP       Other Liabs.  Interest
-----------------------------                                 ---------------------------------------------------------------------
               March 31, 2002                                 (15,289,202)  (14,609)  (5,111,111)       --      (16,671)         --
            December 31, 2001                                 (17,353,296)  (36,440)  (5,111,111)       --      (31,462)         --
                                                              ---------------------------------------------------------------------
                                                                2,064,094    21,831           --        --       14,791          --
                                                              =====================================================================
OPERATING ACTIVITIES

Net Income (loss)                                                      --        --           --                                 --
Depreciation and Amortization                                          --        --           --                                 --
Amortization of Loan Facility
Amortization of Deferred Compensation
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                                --        --           --                                 --
Changes in Assets and Liabilities:

   Chg. in A/R                                                         --        --           --                                 --
   Chg in Costs in Excess of Billings                                  --        --           --                                 --
   Chg. in Other Assets                                                --        --           --                                 --
   Chg. in A/P & Accruals                                      (2,064,094)       --           --                (14,791)         --
   Chg. in Unearned Revenue                                            --        --           --                                 --
                                                                       --        --           --                                 --
Operating Activities

INVESTING ACTIVITIES
PP&E purchases (net)                                                   --        --           --
Sales of Short Term Investments
                                                                       --        --           --                                 --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                                        --        --           --                                 --
Payments of Current Portion of LT Debt                                 --   (21,831)          --                                 --
Repayments of Notes from SHs
Payments of Long-Term Debt                                                                              --
                                                                       --        --           --                                 --
Financing Activities

Effect of FX on Cash

Termination of Options Granted
Repurchase of Shares Issued for Notes

Total Changes  in Cash
                                                   --------------------------------------------------------------------------------
BoY Cash                                                       (2,064,094)  (21,831)          --        --      (14,791)         --
                                                   --------------------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                                         --        --           --        --           --          --
                                                   --------------------------------------------------------------------------------


-----------------------------                        Balanced       Balanced     Balanced      Balanced    Balanced      Balanced
        Organic, Inc.                              --------------------------------------------------------------------------------
         Cash Flows                                                                                       Unrealized
          3/31/2002                                  Capital       Notes From    Deferred     Cumulative  Loss (Gain)    Retained
                                                      Stock       Shareholders     Comp.     Transl. Adj. on ST Inv.     Earnings
-----------------------------                      --------------------------------------------------------------------------------
               March 31, 2002                      (240,728,265)    2,985,371     6,354,279    1,080,685          --    213,050,415
            December 31, 2001                      (240,728,265)    2,985,371     7,354,279    1,080,685          --    208,638,415
                                                   --------------------------------------------------------------------------------
                                                             --            --    (1,000,000)          --          --      4,412,000
                                                   ================================================================================
OPERATING ACTIVITIES

Net Income (loss)                                            --                                                          (4,412,000)
Depreciation and Amortization                                --                                                                  --
Amortization of Loan Facility                                --
Amortization of Deferred Compensation                                             1,000,000
Loss on write off of PP&E
Loss on write off of Investments
Allowance for Bad debts                                      --                                                                  --
Changes in Assets and Liabilities:

   Chg. in A/R                                               --                                                                  --
   Chg in Costs in Excess of Billings                        --                                                                  --
   Chg. in Other Assets                                      --                                                                  --
   Chg. in A/P & Accruals                                    --                                                                  --
   Chg. in Unearned Revenue                                  --                                                                  --
                                                             --                                                                  --
Operating Activities                                         --
                                                                                                                                 --
INVESTING ACTIVITIES
PP&E purchases (net)                                         --                                                                  --
Sales of Short Term Investments
                                                             --                                                                  --
Investing Activities

FINANCING ACTIVITIES
Proceeds-Common Option and ESPP                              --                                                                  --
Payments of Current Portion of LT Debt                       --                                                                  --
Repayments of Notes from SHs                                               --
Payments of Long-Term Debt
                                                                           --                                                    --
Financing Activities

Effect of FX on Cash

Termination of Options Granted
Repurchase of Shares Issued for Notes                        --            --

Total Changes  in Cash
                                            ---------------------------------------------------------------------------------------
BoY Cash                                                     --            --     1,000,000           --          --     (4,412,000)
                                            ---------------------------------------------------------------------------------------
Calc EoY CASH
Actual EoY Cash
    Unloc.Diff                                               --            --            --           --          --             --
                                            ---------------------------------------------------------------------------------------

                                  Assumptions:

                                               Q4             Q1 02                       Notes on Amounts
                                           --------------------------                     ------------------------------------------
Revenue:                                   11,500,000      11,500,000                     Q4 From Forecast, Q1 Estimate

EBIT (w/o Cheap Stock &                      (129,224)     (1,500,000)     a              Q4 From Forecast.  This uses scenario
 Loan Fee Amortization).                                                                  where bonus accruals, except for $500,000,
                                                                                          are reversed in Q4, 2001. Total reversal
                                                                                          and credit included in the EBIT is
                                                                                          $1,883,776. EBIT w/o reversal is
                                                                                          $2.013,000. Q1 Estimate.

This row not used in this round.                                           b              This row not used in this round.

This row not used in this round.                                           c              This row not used in this round.

New Cash Restructuring Charges
 and Investment Bankers Fee                   500,000         500,000      d              Estimated New Severance not included in
                                                                                          restructuring accrual below, + $500K for
                                                                                          Bear Stearns in Q1 2002. Assumes 50 people
                                                                                          RIF'd in Q4 at $10K per person. Addl.
                                                                                          $500K due to Bear Stearns in Q2 2002.
EBIT (w/o Cheap Stock &
 Loan Fee Amortization) +
 Addl. Stay Bonuses                          (629,224)     (2,000,000)     e = a + b + c + d

Cheap Stock Amortiz.                        1,000,000       1,000,000      f              Estimate.

Loan Facility. Amortiz.                     1,512,000       1,512,000      g              Obtained from GL schedule.

EBIT (w/ Cheap Stock &
 Loan Fee Amortization).                   (3,141,224)     (4,512,000)     h = e - f - g  Calculated based on adding in Cheap Stock/
                                                                                          Loan Fee Amort. Below

Estimated Interest Income                     225,000         175,000      I              Q4 From Forecast, Q1 Estimate

Other non-EBIT expenses                        75,000          75,000      j              Q4 From Forecast, Q1 Estimate

Net Income (Loss) with Interest
 (tax rate of 0% assumed).                 (2,991,224)     (4,412,000)     k =j+ h + I

Bad Debt Expense:                             150,000         115,000                     Q4 From Forecast, Q1 Estimate

Cap. Exp. Purchases:                          161,899         200,000                     Q4 From Budget, Q1 Estimate

Depreciation:                               1,821,758       1,600,000                     Q4 From Forecast, Q1 Estimate

                               Other Assumptions:

                                             Balance
                                             as of
                                               Q3          Q4         Q1 02        Notes on Amounts/Assumptions
                                           -----------------------------------     -------------------------------------------------
Days Sales Outstanding:                                        50           50     Assumption based on historical averages.

Prepaids & Other Balances                   1,490,061   1,236,558    1,174,730     Assumed 5% decrease per quarter from September 01
                                                                                   balance, as well as payment of $179K from NY
                                                                                   landlord.

Inv. in LT Mark. Securities Balances          308,693     308,693      308,693     September balance - assumed no change

Other LT Assets Balances (Excluding
 Deferred Facility Charge)                    512,309     486,694      462,359     Assumed 5% decrease per quarter from September 01
                                                                                   balance.

Accounts Payable Balance:                   1,452,571   1,452,571    1,379,942     Assumed flat in Q4 and 5% decrease in Q1 2002.

Payments on ST Notes                           86,504      69,939       21,831     Obtained from payment schedule.

Payments on LT Notes                                           --           --     Obtained from payment schedule.

Unearned Revenue as a  %                                       80%          80%    Estimate based on historical averages.
 of AR (historical avg. used):

Costs in Excess of Billings as                                 20%          20%    Historical average varies widely - appx 30-10%.
 a % of AR (estimate used):                                                        Billings are more aggressive going forward.

Capital Leases, non-current
 Portion Balance                               40,492      31,462       16,671     Obtained from payment schedule.

Stock Option Exercise Proceeds                                 --           --     Assumed to be $0

ESPP Proceeds                                                  --           --     Assumed to be $0

Shareholder Notes Repaid                                       --           --     Assumed to be $0

Shareholder Notes Cancelled
 and Repurchased                                               --           --     Assumed to be $0

Accrued Liabilities:
Rent in Restr. Accrual Saved if
 SF lease is amended effective
 Dec. 1, 2001
Accrued Restructuring Charges
 not paid - Facilities                     18,475,915  13,847,976   11,933,882     Amounts based on facilities forecast of restr.
                                                                                   Accrual - TBD amounts in accrual assumed paid in
                                                                                   Q4.
Accrued Restructuring Charges
 not paid - Q3 Severance                      265,275          --           --     From Q3 actual, assumes all Q3 accrual is paid in
                                                                                   Q4 and not additional accrual carryover.
Bonus Accrual Payable                       2,062,523     500,000      350,000     Uses assumption that we do not to pay accrd.
                                                                                   bonuses, except for $200K paid in Q4 2001 and
                                                                                   $500K paid in Q1 2002.  Est. Addl. $300K accrued
                                                                                   in Q1 for FY 2002 bonuses.
Accrued Vacation                            1,340,426   1,005,320    1,005,320     Estimate based on September 30, 2001 balance with
                                                                                   25% decrease for HC reductions & vacation taken
                                                                                   in Q4 and flat in Q1 2002.
Accrued Liabilities                         1,419,754   1,500,000    1,500,000     Estimate
Accrued Liabilities - Other Misc              492,769     500,000      500,000     Estimate
                                           -----------------------------------
  Ending Balance - Accrued
   Liabilities:                -    -      24,056,662  17,353,296   15,289,202